Exhibit 99.2

SILVER47 EXPLORATION CORP.

Condensed Interim CONSOLIDATED Financial Statements

For the THREE AND NINE months ended

APRIL 30, 2026 and 2025

(EXPRESSED IN CANADIAN DOLLARS)

(UNAUDITED)

Silver47 Exploration Corp.

Condensed Interim Consolidated Statements of Financial Position (Unaudited)

(Expressed in Canadian dollars)

As at	Note	April 30, 2026	July 31, 2025
		$	$
ASSETS
Current assets
Cash and cash equivalents	5	49,000,014	4,843,916
Tax and other receivables		184,842	107,724
Prepaid expenses	6	3,060,981	506,908
		52,245,837	5,458,548
Non-current assets
Restricted cash		216,213	-
Property and equipment		164,348	8,150
Exploration and evaluation assets	7	74,794,340	11,196,676
		75,174,901	11,204,826
TOTAL ASSETS		127,420,738	16,663,374

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities		1,646,800	1,799,518
Share based payment liabilities	8	108,334	1,075,329
TOTAL LIABILITIES		1,755,134	2,874,847

EQUITY
Share capital	9b	145,086,538	27,424,699
Contributed surplus	9e,g,h	19,710,035	4,984,512
Accumulated deficit		(38,471,449)	(18,670,227)
Foreign currency translation reserve		(659,520)	49,543
TOTAL EQUITY		125,665,604	13,788,527
TOTAL LIABILITIES AND EQUITY		127,420,738	16,663,374

Commitments (Note 7)

Approved by the Board of Directors:

/s/ “Gary Thompson”	/s/ “Ryan Goodman”
Gary Thompson	Ryan Goodman
Director	Director

The accompanying notes are an integral part of these condensed interim consolidated financial statements

2

Silver47 Exploration Corp.

Condensed Interim Consolidated Statements of Loss and Comprehensive Loss (Unaudited)

(Expressed in Canadian dollars)

		Three months ended		Nine months ended
	Note	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
		$	$
Operating expenses
Exploration expenses	7	4,240,330	766,166	8,566,413	1,884,486
General and administrative expenses	10	1,259,703	1,016,891	5,265,539	2,127,847
Share-based compensation	8,9e	1,645,805	814,400	6,628,486	1,358,634
Depreciation expenses		25,158	687	39,171	687
		7,170,996	2,598,144	20,499,609	5,371,654
Other items
Interest income		(303,267)	(30,233)	(532,473)	(46,074)
Flow through share premium		-	(21,909)	-	(21,909)
Change in fair value of share-based payment liabilities	8	(57,291)	(7,170)	63,022	(286,844)
Foreign exchange loss (gain)		(13,569)	224,506	17,771	8,077
		(374,127)	165,194	(451,680)	(346,750)

Net loss		6,796,869	2,763,338	20,047,929	5,024,904
Other comprehensive income
Translation gain on foreign operations		(73,966)	191,765	709,063	(12,438)

Comprehensive loss		6,722,903	2,955,103	20,756,992	5,012,466

Weighted average number of shares – basic and diluted		208,600,756	60,625,958	180,759,621	51,256,166
Loss per share – basic and diluted		$0.03	$0.05	$0.11	$0.10

The accompanying notes are an integral part of these condensed interim consolidated financial statements

3

Silver47 Exploration Corp.

Condensed Interim Consolidated Statements of Changes in Equity (Unaudited)

(Expressed in Canadian dollars)

					Contributed Surplus
	Number of Common Shares	Number of Special Warrants	Share Capital	Special Warrants	Share-based payment reserve	Warrant Reserve	Foreign Currency Translation Reserve	Accumulated Deficit	Total
			$	$	$	$	$	$	$
Balance at July 31, 2024	43,746,467	6,297,393	13,743,031	4,846,430	1,176,371	1,961,238	44,848	(8,539,561)	13,232,357
Issued capital for special warrants conversion	6,297,393	(6,297,393)	4,216,691	(4,846,430)	-	629,739	-	-	-
Stock based compensation	-	-	-	-	680,847	-	-	-	680,847
Issued capital for RSU settlement	925,000	-	490,250	-	-	-	-	-	490,250
Issued capital for private placement	19,467,592	-	9,184,980	-	-	-	-	-	9,184,980
Net loss and comprehensive loss for the period	-	-	-	-	-	-	12,438	(5,024,904)	(5,012,466)
Balance at April 30, 2025	70,436,452	-	27,634,952	-	1,857,218	2,590,977	57,286	(13,564,465)	18,575,968

Balance at July 31, 2025	70,436,452	-	27,424,699	-	2,184,615	2,799,897	49,543	(18,670,227)	13,788,527
Issued capital for Summa acquisition	69,191,458	-	63,656,141	-	1,302,232	4,843,897	-	-	69,802,270
Issued capital for financings	65,715,600	-	56,351,127	-	-	1,150,023	-	-	57,501,150
Share issuance costs	-	-	(5,694,995)	-	-	1,577,295	-	-	(4,117,700)
Issued capital for options exercised	550,000	-	579,235	-	(289,250)	-	-	-	289,985
Issued capital for warrants exercised	1,649,609	-	1,696,178	-	-	(233,076)	-	-	1,463,102
Issued capital for exercised RSUs	1,058,334	-	1,037,167	-	-	-	-	-	1,037,167
Forfeited RSUs	-	-	-	-	-	(58,707)	-	246,707	188,000
Issue capital for exploration and evaluation asset	56,902	-	36,986	-	-	-	-	-	36,986
Share-based compensation	-	-	-	-	6,433,109	-	-	-	6,433,109
Net loss and comprehensive loss for the period	-	-	-	-	-	-	(709,063)	(20,047,929)	(20,756,992)
Balance at April 30, 2026	208,658,355	-	145,086,538	-	9,630,706	10,079,329	(659,520)	(38,471,449)	125,665,604

The accompanying notes are an integral part of these condensed interim consolidated financial statements

4

Silver47 Exploration Corp.

Condensed Interim Consolidated Statements of Cash Flows (Unaudited)

(Expressed in Canadian dollars)

	Nine months ended
	April 30, 2026	April 30, 2025
	$	$
Cash flows used in operating activities
Net loss	(20,047,929)	(5,024,904)
Adjusted for
Interest income	(532,473)	(46,074)
Items not involving cash
Depreciation expense	39,171	687
Share-based compensation	6,628,486	1,358,634
Flow through share premium	-	(21,909)
Change in fair value of share-based payment liabilities	63,022	(286,844)
Foreign exchange gain	-	10,402
Net change in non-cash working capital items:
Tax and other receivables	48,568	(48,858)
Prepaid expenses	(2,346,432)	(357,907)
Accounts payable and accrued liabilities	(1,304,428)	(1,513,880)
Net cash flows used in operating activities	(17,452,015)	(5,930,653)

Cash flows used in investing activities
Interest income received	532,473	52,492
Investment in property and equipment	(195,368)	(7,725)
Investment in exploration and evaluation assets	(361,485)	-
Cash acquired from acquisition of Summa	6,494,309	-
Net cash flow provided by investing activities	6,469,929	44,767

Cash flows from financing activities
Proceeds from financings	57,501,150	9,798,839
Share issuance costs	(4,117,700)	(548,816)
Proceeds from exercise of options and warrants	1,753,087	-
Net cash flow provided by financing activities	55,136,537	9,250,023
Movement in cash and cash equivalents during the period	44,154,451	3,364,137
Effect of exchange rate changes on cash	1,647	273
Cash and cash equivalents, beginning of period	4,843,916	4,041,322
Cash and cash equivalents, end of period	49,000,014	7,405,732

The accompanying notes are an integral part of these condensed interim consolidated financial statements

5

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

1.	Nature of Operations

Silver47 Exploration Corp. (“Silver47” or “the Company”) is a company amalgamated in Canada on January 29, 2021. On September 11, 2023, the Company incorporated a 100% owned subsidiary, Silver47 USA Inc. (“S47 US”) under the law of the State of Delaware. On August 1, 2025, the Company acquired Summa Silver Corp. (“Summa” and its subsidiaries by way of a share exchange.

The Company currently trades on the TSX-V and the OTCQX Venture Market under the trading symbols “AGA” and “AAGAF” respectively.

The Company is engaged in mineral exploration of precious metal in Canada and USA. The Company’s head office is located at Suite 918 – 1030 West Georgia Street, Vancouver, British Columbia, V6E 2Y3, Canada.

2.	Basis of Preparation

2.1 Statement of compliance

These unaudited condensed interim consolidated financial statements as at and for the three and nine months ended April 30, 2026 and 2025 have been prepared in accordance with International Accounting Standard (“IAS”) 34 Interim Financial Reporting under IFRS® Accounting Standards, as issued by the International Accounting Standards Board (“IASB”) (“IFRS”). In addition, these condensed interim consolidated financial statements have been prepared using the accrual basis of accounting, except for cash flow information.

These condensed interim consolidated financial statements should be read in conjunction with the Company’s audited annual consolidated financial statements for the years ended July 31, 2025 and 2024.

These condensed interim consolidated financial statements were authorized for issue by the Company’s board of directors (the “Board”) on June 29, 2026.

2.2 Basis of presentation

The Company’s condensed interim consolidated financial statements have been prepared on an accrual basis and are based on historical cost basis, except for financial instruments which are classified as fair value through profit or loss, or fair value through other comprehensive income. The Company’s consolidated financial statements are presented in Canadian dollars (“CAD”) which is the functional currency of the Company and its Canadian subsidiaries, Summa Silver Corp and 1237025 BC Ltd. The functional currency of its US subsidiaries, S47 US, Summa Silver (US) Corp., Summa Silver Nevada Inc., and 1237025 Nevada Inc. is the US dollar.

3.	Material Accounting Policies

The accounting policies and methods of computation applied by the Company in these condensed interim consolidated financial statements are the same as those applied in the Company’s audited annual consolidated financial statements for the years ended July 31, 2025 and 2024.

4.	Acquisition of Summa Silver Corp.

On August 1, 2025, the Company acquired 100% of the issued and outstanding shares of Summa Silver Corp. (“Summa”) and its subsidiaries whereby the Company issued a total of 68,468,133 common shares. Additionally, the Company issued 723,325 advisory shares to certain advisors. The fair value of the share consideration issued was $63,656,141, based on the Company’s share price on the acquisition date. The fair value was determined using a level 1 input on August 1, 2025, the date of issuance. In addition, all outstanding stock options of Summa were exchanged for stock options of Silver47 (the “Replacement Options”) and all outstanding warrants of Summa became exercisable to acquire Silver47 common shares (the “Replacement Warrants”). The Company also issued 723,325 advisory warrants to certain advisors who consulted on the transaction (the “Advisory Warrants”).

6

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

4.	Acquisition of Summa Silver Corp. (continued)

The Company accounted for the acquisition of Summa as an asset acquisition, as it did not meet the definition of a business under IFRS 3 Business Combinations. Accordingly, the transaction has been measured at the fair value of the equity consideration paid as determined based on IFRS 2, Share Based Payments. The following table summarizes the total consideration, the fair value of the acquired identifiable assets and liabilities assumed as of the date of acquisition:

Fair value of common shares issued (Note 9)	$63,656,141
Fair value of Replacement Options (Note 9)	1,302,232
Fair value of Replacement Warrants (Note 9)	4,511,196
Fair value of Advisory Warrants (Note 9)	332,701
Total consideration	$69,802,270

Assets acquired:
Cash	$6,494,309
Receivables	125,686
Prepaid expenses	237,665
Restricted cash	218,339
Prepaid expenses – non-current	44,150
Exploration and evaluation assets	63,833,689
Accounts payable and accrued liabilities	(1,151,568)
Net assets acquired	$69,802,270

The excess of purchase consideration over the net assets acquired was allocated across the exploration and evaluation assets acquired on a pro-rata basis (Note 7).

5.	Cash and cash equivalents

Cash and cash equivalents include cash in the bank, and short term GICs. As at April 30, 2026, the short term GICs carried interest rates of 1.45% per annum (July 31, 2025: 1.45% to 2.90%). A summary of cash and cash equivalents is as follow:

	April 30, 2026	July 31, 2025
Cash	$48,919,724	$4,413,626
Short term GICs	80,290	430,290
Total	$49,000,014	$4,843,916

6.	Prepaid expenses

As at April 30, 2026, the Company had $2,261,885 (July 31, 2025 - $314,141) prepaid general and administrative expenses and $799,096 prepaid exploration expenses (July 31, 2025 - $192,767).

7.	Exploration and Evaluation Assets

Exploration and Evaluation (“E&E”) assets consist of costs to acquire the Company’s projects which are pending determination of technical feasibility and commercial viability in Canada and USA.

Michelle Project

On November 2, 2021, the Company finalized a purchase agreement with Silver Range Resources Ltd. (“Silver Range”) to acquire 100% interest in the Silver-Lead Zinc-Antimony-Gallium Project (“Michelle Property”) located in central Yukon.

7

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

7.	Exploration and Evaluation Assets (continued)

On November 15, 2021, the Company issued 5,650,000 common shares to Silver Range at a price of $0.50 per share with total cost of $2,825,000 to close the purchase and sale transaction as below:

●	The Company owns 100% interest in the Michelle Property
●	Granting Silver Range a 1% Net Smelter Return. The Company will have a right of first refusal on the sale of the royalty.

Adams Plateau Project

From August 30, 2022 to May 18, 2023, the Company signed 4 Mineral Claims Purchase Sales Agreements (the “AP Agreements”) with 6 beneficiary owners of Adams Plateau Property (the “AP Property”) located in Kamloops, British Columbia to acquire the AP Property. Pursuant to the AP Agreements, the Company obtained 100% interest in the AP Property with total cost of $230,500 and commitments as below:

●	From August 30, 2022 to May 18, 2023, the Company paid 6 beneficiary owners total of $78,000 in cash;
●	On March 24, 2023, the Company issued 200,000 common shares to 3 beneficiary owners at a price of $0.75 to $0.80 with total value of $152,500.
●	Granting 1 beneficiary owner a 1% Net Smelter Return (the “Royalty”) on all minerals produced from the AP property; and
●	Silver47 holds the option to purchase the 1% Royalty from the beneficiary owner at any time prior to commercial production for $500,000 payable in cash or shares or any combination thereof.

Red Mountain Project

On October 6, 2023, the Company closed purchase transactions under the Mineral Property Purchase and Sales Agreement with White Rock and its subsidiary companies, Atlas Resources Pty Ltd., and White Rock (RM) Inc. (collectively, the “Sellers”) to acquire 100% of Red Mountain VMS Project (the “RM Property”) located in central Alaska, USA with cost of $8,048,400 including below:

●	US$400,000 in cash.
●	10,000,000 common shares of the Company issued at a price of $0.75 (the “Deemed Issue Price”) for total value of $7,500,000.

The Company and Sellers also agreed to the following responsibility which arise post-closing:

●	Carry forward work credits for the Property of USD $385,100 each year from September 1, 2023 through September 26, 2026 will be available to apply for the Company.

Hughes Project

On August 1, 2025, the Company acquired the Hughes Project in connection with its acquisition of Summa (Note 4). The Hughes Project is wholly owned by the Company as all option payment requirements were completed by Summa in 2022. The project is subject to a 1% net smelter royalty which may be reduced to 0.5% for additional payments of US$4,000,000.

Mogollon Project

On August 1, 2025, the Company acquired the Mogollon Project in connection with its acquisition of Summa (Note 4). The Mogollon Project was subject to an option agreement for which the requirements were fulfilled in 2023 by Summa, however, the project remains subject to certain mining lease agreements. The payment terms of the mining lease agreements are as follows:

8

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

7.	Exploration and Evaluation Assets (continued)

●	$82,240 (US$63,042) on signing of the amended agreement (paid);
●	An additional US$99,067 on or before the 12-month anniversary, and each successive anniversary thereafter. Of the annual payments, as much as 75% may be paid in shares at least six months prior to the anniversary date, at the option of the Company. During the three and nine months ended April 30, 2026, the Company made cash payments to these lessors of $100,205 (US$67,771) and issued 56,902 common shares with a fair value of $36,986 as advance lease payment to the lessors.

The Company has an additional lease agreement on the Mogollon property which was initially negotiated on April 9, 2019. Pursuant to this lease, the Company owes an annual base payment of US$10,000, which is adjusted to an amount equal to the change in the Production Price Index for industrial commodities as published by the United States Bureau of Labor Statistics on each anniversary.

The Company will also be subject to a production royalty on certain portions of the property of 4%. Portions of this royalty area may be brought down to 2% for staged payments of US$3,000,000.

On November 22, 2021, the Company signed an additional option agreement to earn a 100% interest in two patented mining claims (the “Patents”) covering the Eberle Mine immediately adjacent to the Mogollon property. The Company may earn a 100% interest in the Patents by making cash payments totaling US$700,000 over four years as follows:

●	$128,884 (US$100,000) on signing of the option agreement (paid);
●	An additional $199,320 (US$150,000) on or before the 12-month anniversary (paid);
●	An additional $207,285 (US$150,000) on or before the 24-month anniversary (paid);
●	An additional $209,160 (US$150,000) on or before the 36-month anniversary (paid); and
●	An additional US$150,000 on or before the 48-month anniversary (paid $209,457 during the nine months ended April 30, 2026).

As of April 30, 2026, the payments with respect to the Eberle Mine has been completed. As a result, the Company will not be subject to any underlying royalties or other encumbrances.

Kennedy Project

On August 1, 2025, the Company acquired the Kennedy Project in connection with its acquisition of Summa (Note 4). The Kennedy Project was initially staked by Summa in 2025.

As at April 30, 2026, the Company has invested as below to acquire various projects as a result of the above transactions:

	Michelle Project	Adams Plateau Project	Red Mountain Project	Hughes Project	Mogollon Project	Kennedy Project	Total
	$	$	$	$	$	$	$
Balance as of July 31, 2024	2,825,000	230,500	8,120,594	-	-	-	11,176,094
Currency translation adjustment	-	-	20,582	-	-	-	20,582
Balance as of July 31, 2025	2,825,000	230,500	8,141,176	-	-	-	11,196,676
Acquired from Summa (Note 4)	-	-	-	36,619,354	27,050,712	163,623	63,833,689
Additions	-	5,000	-	-	356,485	-	361,485
Currency translation adjustment	-	-	(126,357)	(312,382)	(157,236)	(1,535)	(597,510)
Balance as of April 30, 2026	2,825,000	235,500	8,014,819	36,306,972	27,249,961	162,088	74,794,340

During the three and nine months ended April 30, 2026 and 2025, the Company incurred the following exploration expenditures:

9

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

7.	Exploration and Evaluation Assets (continued)

	For the three months ended		For the nine months ended
	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
	$	$	$	$
Geology data and software	-	8,882	-	23,294
Insurance	-	3,510	-	10,951
Outsource drilling and exploration expenses	3,653,815	449,135	5,813,694	1,213,765
Permitting	140,253	114,011	1,030,112	348,060
Salary expense	243,710	183,841	1,520,055	264,416
Sampling and studies	202,552	-	202,552	-
Travel	-	6,787	-	24,000
Total	4,240,330	766,166	8,566,413	1,884,486

8.	Share Based Payment Liabilities

Under the Company’s Share Compensation Plan (the “Plan”), the RSUs granted shall become vested in accordance with schedules set up in the RSU agreements. At the option of the participant, the participant may choose to receive (i) a lump sum payment in cash equal to the number of vested RSUs multiplied by the market value of a common share on the payout date; (ii) the number of underlying common shares or; (iii) any combination of the foregoing.

The Company measures the cost of cash-settled share-based transactions by reference to the fair value of the equity instruments at the date at which they are granted.

Until the liabilities are settled, the Company remeasure the fair value of the liabilities at the end of each reporting period and at the date of settlement, with any changes in fair value recognised in profit or loss for the period.

During the three and nine months ended April 30, 2026, the Company recognized a gain of $57,291 and a loss of $63,022, respectively, (2025 – gain of $7,170 and $286,844) on changes of fair value for share-based payment liabilities.

The changes in RSUs during the nine months ended April 30, 2026 and year ended July 31, 2025 are as follows:

Number of RSUs
RSUs outstanding, as at July 31, 2024	2,350,000
Granted	800,0001
Exercised	(925,000)
RSUs outstanding, as at July 31, 2025	2,225,000
Granted	180,0001
Settlement	(1,058,334)
Forfeited	(200,000)
RSUs outstanding, as at April 30, 2026	1,146,666

1 RSU granted to outside service provider for service provided (Note 9g).

Total share-based compensation expenses of $15,625 and $195,150 (2025 - $154,427 and $677,786) for the three and nine months ended April 30, 2026 was recognized.

As at April 30, 2026, share based payment liabilities were $108,334 (July 31, 2025 - $1,075,329) based on the estimated fair value of $0.65 (July 31, 2025 - $0.94). The RSUs vest and are payable based on vesting schedules set up in the RSU agreements.

10

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

8.	Share Based Payment Liabilities (Continued)

On January 14, 2026, the Company issued 1,058,334 common shares pursuant to the settlement of certain RSUs. The RSU’s had a fair value of $1,037,167 on the date of settlement which was reclassified to share capital.

On the same date, 200,000 RSUs were forfeited. The fair value of the forfeited RSUs was $188,000 and was reclassified to deficit on forfeiture.

9.	Share Capital

a)	Authorized

Unlimited number of common shares with no par value.

b)	Issued and Outstanding

As at April 30, 2026, the Company has the following common shares issued:

	Number of Common Shares	Share Capital $
Balance at July 31, 2024	43,746,467	13,743,031
Issued capital for special warrants conversion	6,297,393	4,216,691
Issued capital for special RSU settlement	925,000	490,250
Issued capital for private placement	19,467,592	8,974,727
Balance at July 31, 2025	70,436,452	27,424,699
Issued capital for Summa acquisition	69,191,458	63,656,141
Issued capital for financings	65,715,600	50,656,132
Issued capital for restricted share units	1,058,334	1,037,167
Issued capital for option and warrant exercise	2,199,609	2,275,413
Issued capital for Mogollon lease payments	56,902	36,986
Balance at April 30, 2026	208,658,355	145,086,538

On November 6, 2024, the Company issued 6,297,393 common shares to exercise Special Warrants issued in the private placement during year ended July 31, 2024 (Note 9f).

From March 5 to April 4, 2025, the Company completed non-broker private placements. The Company issued 18,538,400 units of common share at $0.50 each (the ‘Unit”) for gross proceeds of $9,269,200, and 929,192 flow-through unit at $0.57 each (the “FT Unit”) for gross proceeds of $529,639 (the “Non-Broker Offering”). $65,044 flow through share liabilities recognized for the FT Units issued.

Each Unit consists of one common share of the Company (the “Common Share”) and one-half of one common share purchase warrant (a “Half-Warrant”, with two Half-Warrants being referred to as a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one Common Share at a price of $0.75 within 36 months following issuance.

Each FT Unit consists of one Common Share and a Half-Warrant (subject to the same terms as indicated above), each issued as a “flow-through share” pursuant to the Income Tax Act (Canada).

The Company paid the finder’s fee of $336,233 and the legal and transfer agent fees of $213,916 for the Non-Broker Offering.

On April 9, 2025, the Company issued 925,000 common shares to settle RSUs vested for a total value of $490,250 (Note 8).

11

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

9.	Share Capital (Continued)

On August 1, 2025, the Company issued 69,191,458 common shares in connection with its acquisition of Summa (Note 4).

On August 12, 2025, the Company issued 25,000 common shares for proceeds of $15,000 pursuant to the exercise of stock options.

On September 16, 2025, the Company closed a brokered financing whereby the Company issued 32,857,800 units for gross proceeds of $23,000,460. Each unit consists of one common share and one-half warrant, with each full warrant being exercisable into a common share of the Company at $1.00. No value was ascribed to the warrants under the residual method.

In connection with the financing, the Company paid cash commissions of $1,193,175 and issued an aggregate of 1,960,740 broker warrants of the Company. Each broker warrant is exercisable to acquire one common share at a price of $0.70 until September 16, 2028. The fair value of the broker warrants was determined to be $718,777 using the Black-Scholes Option Pricing Model. In addition, the Company incurred other share issuance costs of $353,784.

On October 17, 2025, the Company issued 100,000 common shares for proceeds of $50,000 pursuant to the exercise of stock options.

On October 21, 2025, the Company issued 300,000 common shares for proceeds of $150,000 pursuant to the exercise of stock options.

On January 8, 2026, the Company issued 100,000 common shares for proceeds of $60,000 pursuant to the exercise of stock options

On January 14, 2026, the Company issued 1,058,334 common shares to settle certain RSUs which had a fair value of $1,037,167 on the date of settlement.

On January 14, 2026, the Company completed a bought deal public offering of 32,857,800 units at $1.05 per unit for gross proceeds of $34,500,690, with each unit consisting of one common share and one-half of a common share purchase warrant exercisable at $1.40 per share until January 14, 2029. The Company allocated $1,150,023 to the warrant component under the residual method.

In connection with the financing, the Company paid cash commissions of $1,965,433 and issued an aggregate of 1,970,887 broker warrants of the Company. Each broker warrant is exercisable to acquire one common share at a price of $1.05 until January 14, 2029. The fair value of the broker warrants was determined to be $858,518 using the Black-Scholes Option Pricing Model. In addition, the Company incurred other share issuance costs of $605,308.

On April 24, 2026, the Company issued 56,902 common shares to pursuant to certain mining lease agreements respecting the Mogollon Property (Note 7). The common shares had a fair value of $36,986 based on the Company’s share price on the date of issuance.

During the nine months ended April 30, 2026, the Company issued 1,649,609 common shares for proceeds of $1,463,102 pursuant to the exercise of warrants.

c)	Escrow shares

As at April 30, 2026, there were 5,295,636 shares in escrow (July 31, 2025 – 5,393,027).

12

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

9.	Share Capital (Continued)

d)	Share options

On September 30, 2021, the Company has implemented a Share Compensation Plan (“the Plan”) in which 10% of the total number of common shares that are issued and outstanding can be granted. All stock options expire in ten years and vest based on terms and conditions set out in the stock option agreements. A summary of the Company’s stock option plan activities is as follows:

	Number of Options	Weighted Average Exercise Price
Options outstanding, as at July 31, 2024	1,950,000	$0.51
Granted	2,600,000	$0.60
Options outstanding, as at July 31, 2025	4,550,000	$0.56
Replacement Options issued (Note 4)	4,451,070	$1.81
Granted	10,980,000	$1.15
Exercised	(550,000)	$0.53
Expired	(1,214,740)	$2.65
Options outstanding, as at April 30, 2026	18,216,330	$0.92

As April 30, 2026, the weighted-average life of the options outstanding was 4.77 years (July 31, 2025 – 8.22 years).

Details of stock options outstanding as at April 30, 2026 were as follows:

Exercise price	Remaining contractual life	Number of options outstanding	Number of options exercisable	Expiry date
$2.08	0.69	611,330	611,330	January 7, 2027
$1.64	1.12	90,400	90,400	June 14, 2027
$1.77	1.76	720,940	720,940	February 1, 2028
$0.83	2.35	80,000	80,000	September 3, 2028
$1.38	2.61	928,860	928,860	December 6, 2028
$0.89	3.74	1,084,800	1,084,800	January 24, 2030
$0.78	4.39	5,300,000	5,300,000	September 19, 2030
$0.99	4.73	5,600,000	1,400,000	January 21, 2031
$0.50	5.42	1,450,000	1,450,000	September 20, 2031
$0.75	7.59	100,000	50,000	November 30, 2033
$0.60	8.93	2,250,000	2,250,000	April 4, 2035
Total	4.77	18,216,330	16,837,585

During the nine months ended April 30, 2026, the Company issued a total of 4,451,070 stock options to the former Summa option holders, pursuant to its acquisition of Summa (Note 4). The weighted average assumptions used in the Black-Scholes option pricing model for the Replacement Options is as follows:

Risk-free rate	2.75%
Dividend yield	nil
Annualized volatility	87.28%
Exercise price	$1.81
Stock price at grant date	$0.92
Expected life	2.49 years

13

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

9.	Share Capital (continued)

Total share-based compensation expenses of $1,521,855 and $6,122,514 (2025 – $659,973 and $680,848) for the three and nine months ended April 30, 2026 were recognized based on the estimated fair value of the options on the grant date. The weighted average assumptions used in the Black-Scholes option pricing model for the options issued during the period are as follows:

	2026	2025
Risk-free rate	2.85%	2.89%
Dividend yield	nil	nil
Annualized volatility	91%	121.44%
Fair value at grant date	$0.88	$0.60
Expected life	5 years	10 years

e)	Special Warrants

The following was a summary of special warrant outstanding as at April 30, 2026:

	Number of Special Warrants	Special Warrants Capital
	#	$
Special warrants outstanding and exercisable, as at July 31, 2024	6,297,393	4,846,430
Special warrants converted	(6,297,393)	(4,846,430)
Special warrants outstanding and exercisable, as at July 31, 2025 and April 30, 2026	-	-

On April 2, 2024, the board of the Company approved to complete a private placement of up to 6,250,000 Special Warrants of the Company, in one or more tranches, at a price of $0.80 per Special Warrant for aggregate proceeds of up to $5,000,000 (the “Private Placement”). Each Special Warrant entitles the holder to receive one unit of Common Share of the Company and one half of one common share purchase warrant (each whole common share purchase warrant, a “Warrant”). Each Warrant entitles the holder to purchase one Common Share at price of $1.00 per share until the expire date.

During the year ended July 31, 2024, the Company issued 6,297,393 Special Warrants for proceeds of $5,037,915 under the terms of the Private Placement. Finder’s fee consists of $82,403 in cash and 103,005 Warrants valued at $41,271 using Black-Scholes pricing model (Note 9g). The Company also incurred $67,810 in cash related to share issuance costs.

On November 6, 2024, the Company issued 6,297,393 common shares and 3,148,695 warrants to exercise 6,297,393 Special Warrants issued in the private placement during the year ended July 31, 2024.

A fair value of $4,408,175 was attributed to share capital based on $0.70 per common share on the first day the Company listed on TSX Venture Exchange (“TSXV”). The residual value of $629,739 was attributed to the warrants.

Upon conversion of Special Warrants to Common Shares and Warrants, the Company recognized $191,484 Special Warrants issuance cost as share issuance cost.

As at April 30, 2026, the Company has Nil (July 31, 2025 – Nil) Special Warrants outstanding.

f)	Warrants

The following is a summary of warrant transactions for the nine months ended April 30, 2026:

14

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

9.	Share Capital (continued)

Number of Warrants
Warrants outstanding, as at July 31, 2024	7,211,048
Granted	13,551,649
Warrants outstanding, as at July 31, 2025	20,762,697
Replacement Warrants issued (Note 4)	15,155,308
Granted	36,789,427
Expired	(3,262,805)
Exercised	(1,649,609)
Warrants outstanding, as at April 30, 2026	67,795,018

The following warrants were outstanding and exercisable as at April 30, 2026:

Expire Date	Exercise Price $	Number of Warrants Outstanding	Remaining Contractual Life (years)
November 1, 2026	0.89 – 1.22	4,027,763	0.51
November 14, 2026	0.75 - 1.00	10,354,930	0.54
August 1, 2027	0.56 – 0.80	7,316,300	1.25
March 05, 2028	0.75	3,643,296	1.85
March 12, 2028	0.75	2,513,722	1.87
March 21, 2028	0.75	1,928,425	1.89
April 02, 2028	0.75	1,847,205	1.93
September 19, 2028	0.70 – 1.00	17,763,590	2.39
January 14, 2029	1.05-1.40	18,399,787	2.71
		67,795,018	2.01

During the nine months ended April 30, 2026, the Company assumed a total of 15,155,308 warrants which are exercisable into Silver47 common shares, pursuant to its acquisition of Summa (Note 4). The weighted average assumptions used in the Black-Scholes option pricing model for the Replacement Warrants is as follows:

Risk-free rate	2.69%
Dividend yield	nil
Annualized volatility	86.34%
Exercise price	$1.27
Stock price at grant date	$0.92
Expected life	1.45 years

During the nine months ended April 30, 2026, the Company issued certain common share purchase warrants as broker warrants in connection with its financings. The Company recorded their respective fair values as a share issuance cost. The fair value of the warrants granted was determined on the date of grant using Black-Scholes option pricing model with following assumptions:

15

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

9.	Share Capital (continued)

Grant date	September 19, 2025	January 14, 2026
Risk-free rate	2.46%	2.53%
Warrants exercise price	$0.70	$1.05
Dividend yield	Nil	Nil
Annualized volatility	83.70%	84.45%
Expected life	2 years	2 years
Fair value	$718,777	$858,518

g)	Equity-settled share -based payments

On May 15, 2025, the Company issued 800,000 RSUs to a service provider for 2-year services. On September 19, 2025, the Company issued 180,000 RSUs to a service provider for 2-year services. During the three and nine months ended April 30, 2026, $108,325 and $310,822, respectively in service cost and equity-settled share-based payments was recognized based on an average share price of $0.81.

10.	General and administrative expenses

General and administrative expenses for the three and nine months ended April 30, 2026, and 2025:

	For the three months ended		For the nine months ended
	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
	$	$	$	$
Consulting fees	263,482	287,260	1,389,843	509,137
Management and directors’ fee	268,998	520,000	1,347,354	677,500
Marketing and investor relation fees	458,782	123,286	1,420,789	451,848
Office and administrative	171,327	32,581	588,828	71,026
Professional fees	82,151	43,098	327,569	377,974
Transfer agent and filing fees	14,963	10,666	191,156	40,362
Total	1,259,703	1,016,891	5,265,539	2,127,847

11.	Financial Instruments

11.1 Financial risk management objectives and policies

The financial risk arising from the Company’s operations are credit risk and liquidity risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company’s ability to continue as a going concern. The risks associated with these financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

11.2 Fair value of financial instruments

The fair value hierarchy established by IFRS 13 Fair Value Measurement has three levels to classify the inputs to valuation techniques used to measure fair value as described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted market prices that are observable for the assets or liabilities either directly or indirectly; and

Level 3 – inputs that are not based on observable market data.

16

Silver47 Exploration Corp.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the three and nine months ended April 30, 2026 and 2025

(Expressed in Canadian dollars)

11.	Financial Instruments (continued)

Financial Instruments	Classification
Cash and cash equivalents	Amortized cost
Accounts payable and accrued liabilities	Amortized cost
Share based payment liabilities	Fair value through profit and loss

The fair value of the Company’s financial instruments carried at amortized cost approximate their carrying values due to their short-term nature.

11.3 Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company’s bank balances. The Company mitigates credit risk associated with its bank balance by holding cash with large, reputable financial institutions.

11.4 Liquidity risk

Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities. To manage liquidity risk, the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations. The Company’s working capital as at April 30, 2026 was $50,490,703 (July 31, 2025 – $2,583,701). The Company’s accounts payable and accrued liabilities are expected to be realized or settled, respectively, within a one-year period.

12.	Related Party Transactions

Transaction with Key Management Personnel

Key management personnel are persons responsible for planning, directing and controlling the activities of an entity. The remuneration of directors and key management personnel during the three and nine months ended April 30, 2026, and 2025 were as follows:

	For the three months ended		For the nine months ended
	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
Management consulting fees	$150,000	$420,000	$739,200	$557,500
Director’s fees	118,998	100,000	608,154	120,000
Share-based compensation	1,050,526	326,546	4,071,083	556,233
Total	$1,319,524	$846,546	$5,418,437	$1,233,733

As at April 30, 2026, there was $nil (July 31, 2025 - $323) due to related parties included in accounts payables and accrued liabilities.

17